SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2007

Collexis Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-115444	20-0987069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Main Street, Suite 980 Columbia, SC	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 727-1113
___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of the Amendment No. 1 to Form 8-K previously filed with the United States Securities and Exchange Commission on March 30, 2007 is to revise item 4.01 to more effectively state the reasoning of the former accountant’s dismissal.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

As of March 23, 2007, Ronald N. Silberstein, CPA, PLLC ("Silberstein"), the independent registered public accounting firm formerly engaged by Technology Holdings, Inc.("Technology Holdings"), now known as Collexis Holdings, Inc., a Nevada corporation (the "Company"), was dismissed and Bernstein & Pinchuk LLP ("B&P") was engaged to serve as the Company's independent registered public accounting firm. The reason for the replacement of Silberstein was that following the merger of Collexis Holdings, Inc., a Delaware corporation ("Old Collexis"), with and into Technology Holdings, Inc., which continued to exist as the Company, (i) the stockholders of Old Collexis prior to its acquisition by and merger with the Company own a majority of the outstanding shares of common stock, par value $.001 per share, of the Company and (ii) the business of Old Collexis prior to its acquisition by and merger with the Company is the sole ongoing business of the Company. The independent registered public accounting firm engaged by Old Collexis prior to its acquisition by and merger with the Company is B&P. Accordingly, the Company believes it is in its best interests to have B&P continue to work with it, and, therefore, the Company has retained B&P as its new independent registered public accounting firm.

The report of Silberstein on the financial statements of Technology Holdings for the year ended June 30, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. Silberstein's report did, however, include an explanatory statement indicating that Technology Holdings had no business and had no revenues from operations since inception, which raised substantial doubt about Technology Holdings' ability to continue as a going concern.

During the term of Silberstein's engagement and through March 23, 2007, there have been no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Silberstein, would have caused Silberstein to make reference to the subject matter in connection with their reports. There were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-B.

The Company has requested that Silberstein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. This letter is attached to this Current Report on Form 8-K/A as Exhibit 16.1.

The appointment of B&P was recommended and approved by the Company's Board of Directors. Except in connection with its work for Old Collexis prior to the Company's acquisition of and merger with Old Collexis and its audit of the Company's financial statements being prepared for inclusion in its Annual Report on Form 10-KSB for the period ended December 31, 2006, neither the Company nor anyone acting on the Company's behalf has consulted B&P regarding (i) either the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event with Silberstein (as there were none).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 23, 2007, Mark Germain, a director of the Company, was named Chairman of the Board and a member of the audit committee and of the nominating and corporate governance committee of the Board of Directors.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On March 23, 2007, the Company adopted a code of ethics and business conduct. The code of ethics and business conduct is Exhibit 14.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits

Exhibit	Description
14.1.	Code of Ethics and Business Conduct(1)
16.1.	Auditor Letter dated May 24, 2007

(1) Previously filed on Form 8-K filed on March 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2007

COLLEXIS HOLDINGS, INC.

By: /s/ William D. Kirkland
Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
14.1.	Code of Ethics and Business Conduct(1)
16.1.	Auditor Letter dated May 24, 2007

(1) Previously filed on Form 8-K filed on March 30, 2007